EXHIBIT 2

CUSIP No. 46121Y102

AGREEMENT CONCERNING JOINT FILING

OF SCHEDULE 13G

The undersigned agree as follows:

(i) each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

(ii) each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

Dated: June 8, 2018

V. PREM WATSA

/s/ V. Prem Watsa

THE ONE ONE ZERO NINE HOLDCO LIMITED

By:	/s/ V. Prem Watsa
Name: V. Prem Watsa
Title: President

THE SIXTY TWO INVESTMENT COMPANY LIMITED

By:	/s/ V. Prem Watsa
Name: V. Prem Watsa
Title: President

FAIRFAX FINANCIAL HOLDINGS LIMITED

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: President

FFHL GROUP LTD.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Director

FAIRFAX (US) INC.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13G

ODYSSEY US HOLDINGS INC.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13G

ODYSSEY RE HOLDINGS CORP.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13G

ODYSSEY REINSURANCE COMPANY

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13G

BRIT LIMITED

By:	/s/ Mark Allan
Name: Mark Allan
Title: Chief Financial Officer and Director

BRIT INSURANCE HOLDINGS LIMITED

By:	/s/ Mark Allan
Name: Mark Allan
Title: Chief Financial Officer and Director

BRIT SYNDICATES LIMITED

By:	/s/ Mark Allan
Name: Mark Allan
Title: Chief Financial Officer and Director

BRIT REINSURANCE (BERMUDA) LIMITED

By:	/s/ Mark Allan
Name: Mark Allan
Title: Director